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                                                                   EXHIBIT 10.41


                                    ADDENDUM


         THIS ADDENDUM to the Franchise Agreement ("Franchise Agreement") described on the Franchisee Joinder attached hereto is made and entered into between The Princeton Review Management Corp. (the "Franchisor") and the person identified on the Franchisee Joinder attached hereto (the "Franchisee") effective as of May 31, 1995. This Addendum is intended by the parties to add to, modify and interpret the said Franchise Agreement, and to replace and take precedence over any term, provision or condition thereof which may be contrary to, or inconsistent with any provision of this Addendum. Capitalized terms used herein which are not defined herein shall have the meaning given by the provisions of the Franchise Agreement.

         NOW, THEREFORE, the parties agree as follows:

1. Zee Votes. When a "Zee Vote" is required under this Addendum in order to approve a Franchisor-proposed action, Franchisor shall conduct a vote of the Domestic Franchisee Group (as such term is defined in Paragraph 1.4 below) in accordance with the provisions hereof. When franchisees in the Domestic Franchisee Group, which together pay no less than the requisite percentage of the total domestic royalties received in the prior twelve (12) months by Franchisor from all of the franchisees in the Domestic Franchisee Group, vote in favor of the proposed action ("Zee Vote"), approval shall be deemed given by the entire Domestic Franchisee Group. As used in the immediately preceding sentence, the term "domestic royalties" shall refer to the royalties payable to Franchisor in respect of franchisee operations in the United States only.

         1.1 Votes of the Domestic Franchisee Group shall be cast by written ballot manually signed by a duly authorized representative of each franchisee in the Domestic Franchisee Group. Franchisor shall be responsible for preparing and distributing ballots to all franchisees in the Domestic Franchisee Group which shall set forth the proposed action in reasonable detail, the percentage of the vote represented by each franchisee in the Domestic Franchisee Group (assuming voting participation by all franchisees in the Domestic Franchisee Group), any explanatory or policy statements appropriate in the judgment of Franchisor, and the place to, and the date by which, ballots must be returned.
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         1.2      Unless otherwise stated in the ballot, any franchisee ballot not voted, signed and returned by the time specified ("end date"), which unless waived by Franchisee shall not be less than fourteen (14) days from the date delivered to Franchisee, shall be counted as an abstention, and any abstention shall not be factored into the requisite percentage calculation.

         1.3 Within 15 days following the end date of a Zee Vote, Franchisor shall notify Franchisee of the percentage vote (as defined in paragraph 1, above) cast in favor of the proposal. Upon the written request of Franchisee, Franchisor shall disclose to Franchisee the vote and percentage of each franchisee in the Domestic Franchisee Group with respect to any Zee Vote. Franchisee hereby authorizes Franchisor to provide such information concerning its vote to any other franchisee in the Domestic Franchisee Group.

         1.4 As used herein, the term "Domestic Franchisee Group" shall mean and include all of The Princeton Review test preparation franchisees having a "Territory" (which as used herein means, with respect to any franchisee, the geographical area specified in Section I.A.1. of the Franchise Agreement previously entered into by and between Franchisor and such franchisee) located in the United States, whether or not such franchisee is an Affiliate of Franchisor, who are in operation as of the distribution date of the ballots applicable to the Zee Vote at issue and who have executed an Addendum to their respective Franchise Agreement identical in all material terms to this Addendum (including any subsequent amendments hereto). Those members of the Domestic Franchisee Group which are not Affiliates of Franchisor shall be referred to as "Independent Franchisees".

         1.5 As used herein, the term "Affiliate" shall mean, with respect to any person, any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified. The term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

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2.       National Accounts. Franchisor shall have the right in Franchisee's
         Territory to market TPR Services (as such term is defined in Paragraph
         2.1 below) to national accounts, at a price to be determined by Franchisor, subject to the terms of this paragraph.

         2.1 A "national account" is an organization having facilities, personnel, customers, or members located within the Territory of three or more Franchise Families and which has entered into an agreement with Franchisor to promote, endorse, sponsor, recommend, permit or cooperate with the marketing of The Princeton Review services in their facilities or to their personnel, customers, or members. "TPR Services" shall mean, at any time, those business activities then engaged in by The Princeton Review franchisees in the Domestic Franchisee Group and which are regularly offered to the public for a fee. As used herein, the term "Franchise Family" shall mean one or more franchisees which are Affiliates of one another. When used in relation to a Franchise Family, the term "Territory" shall mean the geographical areas encompassed by all of the Territories of all the franchisees in such Franchise Family.

         2.2 Franchisee agrees to provide TPR Services to a national account at the request of Franchisor, provided that the following limiting provisions shall apply:

                  (a) The Franchisee shall not be required to provide any TPR Services to a national account pursuant to these provisions which require a price discount of more than the lesser of $50.00 or 15% ("Maximum Discount Amount") from the Franchisee's standard retail prices. The reference to $50.00 in the immediately preceding sentence shall be annually adjusted for increases occurring after the first anniversary of this Addendum in the Consumer Price Index for All Urban Consumers ("CPI") as published by the Bureau of Labor Statistics. The Maximum Discount Amount may be changed by a 75% Zee Vote.

                  (b) Any and all revenues that may be received by the Franchisor from national accounts for the sale of any TPR Services in the Franchisee's Territory shall be forwarded to the Franchisee within fourteen (14) days following receipt thereof by the Franchisor. All such revenues shall constitute Franchisee Gross Receipts under the Franchise Agreement.

                  (c) The Franchisee shall not be required to provide any TPR Services to a national account pursuant to these provisions at a location which is more

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                           than 50 miles from any permanent office of the
                           Franchisee if the Franchisee can demonstrate that the amount of direct costs which will be incurred in performing such TPR Services will exceed the amount of revenues to be derived (net of all sales taxes and royalty and advertising fees to Franchisor) from such TPR Services.

         2.3 If more than 50% of the personnel, customers, or members of a national account are located in the Territory of a Franchise Family (as defined in Section 2.1) which includes Franchisee, then any agreement made by Franchisor with such national account pursuant to any part of paragraph 2 is subject to Franchisee's approval, such approval not to be unreasonably withheld. Franchisor shall give Franchisee notice in writing or by fax or electronic mail of a proposed marketing agreement. If Franchisee does not expressly in writing or by electronic mail disapprove of the proposal giving its reasons therefor within ten (10) days following receipt of notice, approval shall be deemed to have been given.

3. Interactive Technology Products. Notwithstanding any provision to the contrary contained in the Franchise Agreement, but subject to the terms and conditions contained in this Section 3, Franchisor shall have the right to market and sell in Franchisee's Territory instruction delivered through real time (i.e. contemporaneous, and not pre-recorded or delayed transmissions) interactive technology which simulates a classroom or tutoring experience ("Interactive Product").

         3.1 Franchisor may not market or sell any Interactive Product in Franchisee's Territory unless the franchisees which are Affiliates of Franchisor generally market and sell that same Interactive Product at substantially similar prices.

         3.2 All revenues that are received by the Franchisor from the sale of any Interactive Product in the Franchisee's Territory ("Interactive Product Revenues") shall be forwarded to the Franchisee within fourteen (14) days following the end of the month in which they were received by the Franchisor. All such revenues shall constitute Franchisee Gross Receipts under the Franchise Agreement.

         3.3 In connection with the marketing and sale of an Interactive Product in Franchisee's Territory, Franchisee shall provide such reasonable and necessary services in support of such Interactive Product as may be requested by Franchisor unless the Franchisee can demonstrate that the amount of direct costs which will

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                  be incurred in performing such services will exceed the amount of revenues to be derived by Franchisee (net of all sales taxes and royalty and advertising fees to Franchisor) from the sale of such Interactive Product. Notwithstanding the foregoing, the Franchisee shall not be required to provide any services pursuant to this Section 3.3 which are not similar to the types of services ordinarily provided by the Franchisee in the conduct of its business under the Franchise Agreement.

         3.4 Franchisor may deduct and retain from Interactive Product Revenues the amount of direct costs actually paid by Franchisor which are properly allocable to the sale or marketing of an Interactive Product in Franchisee's Territory. Franchisee Gross Receipts subject to royalty-service and advertising fee payments under the Franchise Agreement and attributable to an Interactive Product shall be reduced by twice the Interactive Excess, as hereafter defined, of such product. If any direct costs are payable to Franchisor or any Affiliate of Franchisor, the amount thereof shall not exceed the amount which would be paid for the same or comparable product or service sold or provided by a third party in an arms-length transaction. As used above, the term "Interactive Excess" shall mean, with respect to any Interactive Product, the amount, if any, by which the sum of (i) the direct costs deducted hereunder by Franchisor with respect to such Interactive Product, plus (ii) reasonable direct costs incurred by the Franchisee in fulfilling the requirements imposed on the Franchisee by the Franchisor pursuant to
                  Section 3.3 hereof with respect to the Interactive Product, exceeds fifty percent (50%) of Interactive Product Revenues attributable to such Interactive Product.

4. Relocated TPR Students. Franchisee shall provide test preparation services to students who have enrolled with other franchises in accordance with the Statement of Inter-Franchise Transfer Policy appended hereto as Attachment 1 and herein incorporated by reference. This transfer policy may be changed by a 75% Zee Vote.

5. Advertising Promotion And Public Relations By Franchisor. Franchisor may at its option and discretion, for so long as the Franchise Agreement remains in effect, fulfill its obligation to develop and produce advertising and promotional materials, place advertising, and conduct advertising, promotional and public relations programs and campaigns by using its own employees. Franchisor shall be entitled to receive reimbursement from the Advertising Fund established pursuant to the Franchise

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         Agreement for its direct expenses to the extent they are reasonable and used for the purposes specified in Section V of the Franchise
         Agreement. Franchisor shall provide to Franchisee, every six months, an accounting of reimbursements claimed pursuant to this Paragraph 5.

6. Expansion of the TPR Method. The definition of the "TPR Method" expressly includes without limitation instruction for academic subjects, computer usage, languages, negotiation, financial aid, test preparation and admissions advice for actual or prospective grade school, high school, college, graduate and professional school students, and adults, and includes the name and mark STUDENT ACCESS and any name confusingly similar thereto. Except as expressly contemplated herein, Franchisor and Franchisee each agree and covenant with the other that neither of them, nor any of their Affiliates, shall become engaged or involved in any business or activity at any time during the term of the Franchise Agreement which relates to, involves or is competitive with the TPR Method other than (i) any such business or activity conducted by Franchisee under the name "The Princeton Review" pursuant to, and in accordance with, the terms of the Franchise Agreement, (ii) the publishing business to be conducted by The Princeton Review Publishing Company, L.L.C. ("PUB"), an Affiliate of the Franchisor, and (iii) any such business or activity conducted by Franchisor, or an Affiliate of Franchisor, under the name "The Princeton Review" in a defined geographical area outside of Franchisee's Territory in accordance with the TPR Method and with the obligation to pay to the Franchisor royalty-service and advertising fees to the same extent and manner as Franchisee. Nothing contained in this Paragraph 6 shall be construed to affect or otherwise alter the post-termination obligations of Franchisee contained in Section XIV of the Franchise Agreement. If Franchisee should ever sell, assign or otherwise transfer all of the franchise rights granted under the Franchise Agreement in accordance with the provisions thereof, then the Franchise Agreement, in accordance with Section XI.B. thereof, shall be deemed to have been terminated by mutual consent and the term thereof shall be deemed to have expired upon completion of such sale, assignment or other transfer, and all obligations of Franchisee under
         Section XIV. thereof shall become effective.

         6.1 In Section VI.B.1.a of the Franchise Agreement, the word "and" appearing after the phrase "circulated generally to all other franchisees" and before the phrase "except as otherwise hereunder" is hereby replaced with the word "or".

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7.       TPR Publishing.

         7.1 Franchisor represents to Franchisee, and Franchisee acknowledges, that pursuant to the provisions of Section 4 of the License Agreement between Franchisor and THE PRINCETON REVIEW PUBLISHING COMPANY, L.L.C. ("PUB"), PUB agreed that "Any product, technique or mark developed or acquired by PUB (a "PUB Product") shall be offered to [Franchisor] for (i) [Franchisor's] own use in the operation of the Course Business, and (ii) use by [Franchisor's] franchisees in accordance with, and subject to, the terms contained in the franchise agreements between [Franchisor] and each of its franchisees." In that connection, the parties agree that Franchisee's use of PUB's products shall be allowed only in accordance with the following provisions:

         (a) Franchisee shall have the right and license to (i) use PUB's products in The Princeton Review courses offered pursuant to the Franchise Agreement and (ii) purchase from Franchisor or any designee or affiliate of Franchisor or any of PUB's products for such purpose at PUB's incremental cost of production plus 10%, subject to the following limitations and conditions:

                  (1) None of PUB's products purchased by Franchisee from Franchisor pursuant to this Section 7.1(a) may be resold to any person at any price. Such products may only be distributed to students enrolled in The Princeton Review courses, offered pursuant to the Franchise Agreement, at no additional cost or charge.

                  (2) The use of any PUB product in any The Princeton Review course must be approved in advance by Franchisor, such approval not to be unreasonably withheld.

                  (3) The sum of the suggested retail prices of all of the PUB products distributed in any single The Princeton Review course pursuant to the right contained in this
                           Section 7.1(a) shall not exceed 40% of the total cost of such course.

         (b)      In addition to, and without limiting, the rights created in
                  Section 7.1(a) hereof, and subject to the availability of products, Franchisee shall have the right to purchase from Franchisor any of PUB's products at the Applicable Wholesale Price (as herein defined) and resell such products, either alone or together with Franchisor-approved services provided by Franchisee in

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                  Franchisee's Territory. Franchisor's approval is not to be unreasonably withheld.

                  (1) For purposes of the Franchise Agreement, the revenues attributable to the sale by the Franchisee of any PUB product purchased from the Franchisor shall not be subject to the royalty fee or advertising fee provisions of the Franchise Agreement except to the extent that the price charged for a PUB product exceeds its suggested retail price. All revenues attributable to services sold with any PUB product shall be subject to such royalty and advertising fee payments.

                  (2) As used herein, the term "Applicable Wholesale Price" shall mean, with respect to any PUB product, the lowest wholesale price charged contemporaneously by PUB for such product to any one of its three largest wholesale customers.

                           (c) As used herein, references to "PUB's products" or a "PUB product" shall mean and refer to (i) for purposes of section 7.1(b) hereof, any and all materials, supplies and products of PUB sold at retail which are not subject to an exclusive distribution agreement and (ii) for all other purposes of this Addendum, any and all materials, supplies and products of PUB which are offered to the public at retail through any means.

         7.2 Franchisee shall be provided with all mailing list information maintained by one or both of PUB and Franchisor to the extent that such mailing list contains information about persons within the Franchisee's Territory, and shall have the right to use such information only for the promotion of Franchisee's The Princeton Review business. Franchisee shall not permit the use of such information by any party without the prior, express written consent of Franchisor.

         7.3 Franchisee shall provide PUB and Franchisor with mailing list information it maintains, and PUB and Franchisor shall have the right to sell or rent such information for any business purpose, including any which may not have been permitted under the Franchise Agreement prior to this Addendum, provided that such prior unpermitted purpose is approved by a 75% Zee Vote.

         7.4 If Franchisor has not developed a The Princeton Review course utilizing a PUB product, then Franchisee, following notice to Franchisor, may at its own expense develop such a course ("PUB Course"), and offer it within Franchisee's Territory,

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                  subject to the terms of Subsection 7.1 above in regard to the use of PUB's products in such PUB Course. Any PUB Course shall be subject to Franchisor's approval based on (i) quality standards equivalent to other products available under the TPR Method, (ii) lack of any legal restriction and (iii) suitability of the nature of such PUB Course for inclusion and identification with other courses offered under the TPR Method (considering the expertise and objectives of the Franchisor and the preferences of the consumer market it serves), and subject also to the reimbursement of direct costs to Franchisor, if any. All PUB Courses offered shall be deemed components of the TPR Method subject to all applicable provisions of the Franchise Agreement. As used in this Subsection 7.4, the term "course" means a defined and standardized process of live instruction.

                  (a) The right created in Section 7.4 hereof to develop and offer a PUB Course in the Franchisee's Territory shall specifically include the right and license to use any trade name, trademark or service mark used in conjunction with the PUB product upon which such PUB Course is based, subject to the advance consent and approvals of the Franchisor and other limitations based on reasonable and prudent trademark usage practices.

                  (b) Franchisor shall have the right in its sole discretion to incorporate any PUB Course into the TPR Method, as defined in the Franchise Agreement and this Addendum thereto, and offer the course generally to all TPR franchisees without payment of compensation to Franchisee. Upon request, Franchisee shall provide Franchisor with the information and cooperation reasonably necessary to achieve this objective.

8. Computer Support and Access to Data. The parties agree that the computer systems are critical to the efficient and effective operation of their respective The Princeton Review business and to proper oversight.

         8.1 In the event that an error in The Princeton Review software or data makes it impossible for the Franchisee to manage his course operations, Franchisor shall make its best efforts to provide computer support within 48 hours of receipt of written or electronic mail notice. Understanding that running a TPR franchise often requires heavy computer use on weekends, Franchisor shall attempt to provide computer support on Saturday afternoons (12:00 pm-5:00 pm New York time) during heavy use times.

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         8.2      Within four (4) days of the first and fifteenth of every
                  month, Franchisee shall send to Franchisor on computer tape a copy of data regarding Franchisee's business activities compiled and entered in accordance with the specifications, instructions and computer program provided by Franchisor, which may be reasonably revised from time to time. Such tapes shall be sent by such means as they will usually be received by Franchisor within five (5) days. Franchisor hereby releases Franchisee from claims prior to the date of this Addendum arising from the failure to provide such tapes.

         8.3 The parties acknowledge that it is in the best interest of The Princeton Review for each franchised office to run an up-to-date and compatible software system, including network, word processing, spreadsheet, page layout, electronic mail, and other software deemed both reasonable and necessary by Franchisor to run the franchised business efficiently and effectively. Therefore, Franchisee agrees that any software he uses in the operation of the business shall have been legally acquired by Franchisee, and that Franchisor may require software purchases of up to $200 per full time office employee per year, such amount to be annually adjusted for increases in the Consumer Price Index for all Urban Consumers. Franchisor shall not charge Franchisee for the cost of software supplied by Franchisor that is specific to the administration of the business.

         8.4 If and when Franchisee is connected to the Franchisor's Wide Area Network, Franchisor will provide Franchisee support for all legally-owned, Franchisor-approved network software in a manner similar to the support Franchisor provides for the franchisee operations which Franchisor owns or controls. Franchisor may recover from Franchisee its reasonable proportionate costs for maintaining the connection with Franchisee.

9. Affiliated Suppliers. If KIN, Inc. or any other Affiliate of Franchisor sells materials to any of the other The Princeton Review franchises, Franchisor will exercise its authority over such Affiliate to have it sell such materials to Franchisee, provided, and on condition that, Franchisee is not in default of any obligation to Franchisor or any Affiliate under the Franchise or other agreement. A default under any obligation which the Franchisee incurs in connection with the purchase of materials pursuant to this Section 9 from KIN, Inc. or any other Affiliate of Franchisor shall constitute a default under the Franchise Agreement.

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10.      Extension of Term of Franchise Agreement. If the remaining portion of the initial term of Franchisee's Franchise Agreement with Franchisor is a period of ten years or less, it is mutually agreed that, as of the expiration of that Agreement, the initial term will be extended until December 31, 2005, provided that Franchisee has paid Franchisor a renewal fee of $2,500. If the Franchise Agreement does not require payment of a renewal fee upon any extension of the term thereof, then the $2,500 renewal fee referred to in the immediately preceding sentence shall not be payable by Franchisee to Franchisor. The provisions of this Paragraph 10 shall not alter, modify or in any other way affect any provisions contained in the Franchise Agreement concerning other extension or renewal rights in favor of the Franchisee.

11. Favored Nation Clause. Notwithstanding any prior agreement between Franchisor and Franchisee, and without incurring any liability or other obligation arising therefrom, Franchisor shall have the unlimited right to negotiate and enter into Franchise Agreements with any Franchisee located outside of the United States which may include any term, condition, provision or covenant different from those provided in the Franchise Agreement or Agreements with Franchisee.

12. New Programs. The terms under which Franchisor shall offer a new course ("New Course"), other than one designed to prepare students for a college or graduate school admission test, shall be governed by the following provisions in lieu of the provisions contained in Section VI.B.1.c. of the Franchise Agreement.

         12.1 Franchisor shall only offer a New Course to Franchisee (the "New Course Offer") if the New Course has been tested, as that term is defined in the Franchise Agreement, for at least one year. Notwithstanding the preceding sentence, if Franchisor is wholly, or in some material portion, developing the New Course through the making of a purchase of a course that has been operated for at least one year by an unrelated and unaffiliated party ("Development Purchase"), then it will make the New Course Offer as soon as reasonably possible after Franchisor determines that it intends to make such purchase.

         12.2     When it makes a New Course Offer, Franchisor shall provide to
                  Franchisee:

                  (a) All material information then known by Franchisor relating to (i) such New Course (including historical financial information) and (ii) the terms of any

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                           proposed Development Purchase, including copies or
                           summaries of any legal documents or current drafts of legal documents relating to such purchase. Franchisor may condition the right to receive such information upon the execution of a reasonable non-disclosure agreement. Franchisor shall update such information from time to time as necessary to advise Franchisee of any material changes.

                  (b) A written proposal ("Franchisor's Allocation Formula") setting forth a specific method or formula for allocating the cost of developing and/or acquiring the New Course.

                  (c) Franchisee shall have the right to request additional information for a period of fifteen (15) days following receipt of the foregoing information and proposal, and Franchisor shall respond to all such reasonable requests within ten (10) days following receipt thereof.

         12.3 No earlier than 15 days after the close of the period within which Franchisee may request additional information pursuant to Section 12.2 hereof, Franchisor shall conduct a Zee Vote to determine if the Franchisor's Allocation Formula is acceptable to the franchisees in the Domestic Franchisee Group.

         12.4 If Franchisor's Allocation Formula is approved by a 75% Zee Vote, then it shall be, for all purposes hereof, the Adopted Allocation Formula binding on all franchises in the Domestic Franchisee Group. If (i) Franchisor's Allocation Formula is not approved by a 75% Zee Vote and (ii) Franchisor wishes to continue to pursue the New Course Offer, then Franchisor may provide written notice ("Arbitration Notice") to all franchisees in the Domestic Franchisee Group that the selection of an Adopted Allocation Formula is being submitted for resolution by arbitration. Concurrently, Franchisor shall file a Demand for Arbitration with the appropriate office of the American Arbitration Association. The arbitration shall be conducted in accordance with the following provisions:

                  (a) A single arbitrator shall be chosen by mutual agreement between the Franchisor and the Independent Franchisees. If no such mutual agreement is reached within five days, then the arbitrator shall be selected in accordance with the commercial expedited arbitration rules of the American Arbitration Association ("AAA"). For purposes of these provisions, any decision or selection made by any group of Independent Franchisees who, in the aggregate, pay more than 50% of the total royalties received by Franchisor from Independent Franchisees in the most recently completed calendar year, shall be binding on all of the Independent Franchisees. The arbitration proceedings shall be conducted in Atlanta, GA.

                  (b) Franchisor shall submit to the arbitrator a copy of Franchisor's Allocation Formula, and any written memorandum in support thereof, within 21 days after giving the Arbitration Notice to Franchisees.

                  (c) Any franchisee, excluding those which are Affiliates of Franchisor, may submit to the arbitrator an alternative allocation formula that is materially different from Franchisor's Allocation Formula ("Alternative Formula") within 20 days after receipt of the Arbitration Notice. If Franchisor has submitted original data that it did not supply to Franchisee under Section 12.2, then Franchisee may submit its Alternative Formula within 5 days after receipt of Franchisor's memorandum submitted pursuant to clause b.

                  (d) All formulas submitted pursuant to Subsections 13.3(b) and (c) may be accompanied by a written memorandum and exhibits, copies of which shall be provided to all other participating parties.

                  (e) Within 14 days after the last date by which Franchisee may submit an Alternative Formula pursuant to clause (c), Franchisor and those franchisees which have submitted Alternative Formulas shall meet with the arbitrator to present oral arguments in favor of their respective proposals. The arbitrator shall select one allocation formula, from among the Franchisor's Allocation Formula and the Alternative Formulas, without modification, based upon principles of fairness, equity and sound business practices. The formula so selected by the arbitrator shall be, for all purposes hereof, the Adopted Allocation Formula binding on Franchisor and all Franchisees in the Domestic Franchisee Group. The arbitrator's decision shall be final. In any event, Franchisor may elect to postpone or cancel any Development Purchase.

                  (f) The fees and costs of filing such arbitration and the fees of the arbitrator shall be split between the parties to the arbitration as follows: (i) Franchisor shall pay 40% of such fees; and (ii) all parties (including Franchisor) who submit allocation formulas to the arbitrator pursuant to this Section but whose formulas are not selected shall pay the remainder on a per-capita basis. All other expenses and costs related to such proceeding shall be borne by the party incurring them.

         12.5 Following the final determination of the Adopted Allocation Formula, Franchisor shall give Franchisee a notice ("Offer Notice") extending to Franchisee the exclusive option to market and sell the New Course in the Franchisee's Territory pursuant to the Franchise Agreement and on condition of compliance with Franchisee's obligations under the terms of the Adopted Allocation Formula. If Franchisee does not notify Franchisor of its decision to exercise such option within 20 days after receipt of the Offer Notice, Franchisor may grant the right to market and sell the New Course in Franchisee's Territory to any other party or parties, but only under a name or mark other than THE PRINCETON REVIEW, any other proprietary name or mark currently or formerly licensed to Franchisee by Franchisor, or any other name or mark that is confusingly similar to the foregoing.

         12.6 The formulas presented under Subsections 12.4(b) and (c) should be prepared in accordance with prudent business practices and devote attention and discussion to, among others, the following considerations:

                  (a) Only the portion of the Franchisor's total cost of development attributable to courses that may be run by franchisees (the "Course Price") shall be allocated for reimbursement by the franchisees. Franchisor's total cost of development may include acquisition costs, imputed or actual interest, and, in the event that the form of the reimbursement is in a different form than Franchisor's payment of costs, a factor that accounts for such differential.

                  (b) The Course Price should be divided into the amount fairly paid to acquire revenues currently realized from existing sales of the course ("Existing Sales") and any amount fairly paid in anticipation of potential future revenues reasonably projected ("Future Sales").

                  (c) The Existing Sales portion of the Course Price should be allocated among franchisees according to the proportion of such sales currently made in their respective Territories. Some part of the Existing Sales portion of the Course Price also may be allocable to the Franchisor to the extent that imputed royalties from such sales exceed the fair value or cost of services to be provided by Franchisor.

                  (d) The Future Sales portion of the Course Price should be allocated among the then-existing franchisees according to the proportion of a reasonable measure of the potential sales anticipated in their respective Territories.

13. Grouping and Subdividing. Notwithstanding anything to the contrary contained in the Franchise Agreement, if (i) Franchisee or an Affiliate of that Franchisee should now or hereafter be a licensed The Princeton Review franchisee under one or more other Franchise Agreements ("Other Franchise Agreements") with Franchisor covering other Territories, and
         (ii) Franchisee and its Affiliates propose to sell, assign, or transfer all or any portion of their rights under the Franchise Agreement and the Other Franchise Agreement in a single transaction that has a single purchase price and does not include any non franchise-related assets, then the following provisions shall apply:

         13.1 The provision of Section XI.B of the Franchise Agreement relating to the Franchisor's first right and option to acquire such right or interest shall apply to the entire transaction only.

         13.2 Franchisor shall have no right to require that the portion of such transaction which relate to Franchisee's rights or interests under the Franchise Agreement be separated out of the transaction with a separate purchase price allocated thereto for purposes of Section XI.B. of the Franchise Agreement.

         13.3 Nothing contained in this Section 13 shall be deemed to be a waiver or relinquishment of Franchisor's right to enforce and receive separate transfer fee payments due under each individual Franchise Agreement applicable to each separate franchise being sold or transferred.

         IN WITNESS WHEREOF, the parties have executed this Addendum along with two Attachment intended thereby to be legally bound. THE PRINCETON REVIEW MANAGEMENT CORP.

                                         By:  /s/ John Katzman
                                              ----------------------------------
                                         Name: John Katzman
                                               ---------------------------------
                                         Title: President
                                                --------------------------------
WITNESS/ATTEST

____________________________

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: July 15, 1987.

Name of Franchisee(s): Charles F. Emmons & Charles F. Emmons, Jr., Jointly.
                       ----------------------------------------------------

Geographical Area of Franchise Agreement: Western Mass.
                                          --------------


                                  Signature of Franchisee(s) or Authorized
                                  Officer of Franchisee(s):

                                  /s/ Charles F. Emmons/ Charles F. Emmons, Jr.
                                  ---------------------------------------------


                                  Printed Name of Officer (if applicable):

                                  Charles F. Emmons & Charles F. Emmons, Jr.
                                  ------------------------------------------

                                  Address for Notice:

                                      P.O. Box 390
                                      ------------
                                      Florence, MA 01060
                                      ------------------

                                      ------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: September 1985.

Name of Franchisee(s): The Princeton Review of Orange County, Inc.
                       -------------------------------------------

Geographical Area of Franchise Agreement: Orange County, CA.
                                          -----------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Paul Kanarek
                                    ----------------


                                    Printed Name of Officer (if applicable):

                                    Paul Kanarek
                                    ------------

                                    Address for Notice:

                                        2151 Michelson Dr. # 280
                                        ------------------------

                                        Irvine, CA 92715
                                        ----------------

                                        ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: June 1986.

Name of Franchisee(s): Princeton Review of Boston, Inc.
                       --------------------------------

Geographical Area of Franchise Agreement: 10 eastern counties of Mass.
                                          ----------------------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Matthew Rosenthal
                                    ---------------------

                                    Printed Name of Officer (if applicable):

                                    Matthew Rosenthal
                                    ------------------

                                    Address for Notice:

                                       57 Union Street, # 1
                                       ---------------------
                                       Newton, MA 02159
                                       ----------------

                                       ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 5/31/95.
                             --------

Name of Franchisee(s): Patricia Krebs.
                       ---------------

Geographical Area of Franchise Agreement: Wake, Orange, Durham, Guildford and Forsythe counties - NC.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Patricia Krebs
                                    ------------------

                                    Printed Name of Officer (if applicable):

                                    Patricia Krebs
                                    ---------------

                                    Address for Notice:

                                        1829 E. Franklin St., # 600
                                        ---------------------------

                                        Chapel Hill, NC 27514
                                        ---------------------

                                        ---------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 5/31/95.
                             -------

Name of Franchisee(s): Eric B. Moore.
                       -------------

Geographical Area of Franchise Agreement: Mecklenburg County, NC.
                                          -----------------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Eric B. Moore
                                    -----------------

                                    Printed Name of Officer (if applicable):

                                    Eric B. Moore
                                    --------------

                                    Address for Notice:

                                        1206 Providence Road
                                        --------------------

                                        Charlotte, NC 28207
                                        -------------------

                                        -------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: February 1990.

Name of Franchisee(s): Test Services, Inc., Cleveland.
                       ------------------------------

Geographical Area of Franchise Agreement: Ashland, Cuyahoga, Knox and Medina counties in the State of Ohio.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    ------------------------

                                    Printed Name of Officer (if applicable):

                                    Michael A. Bjornstad
                                    --------------------

                                    Address for Notice:

                                        7350 North Broadway
                                        -------------------

                                        Denver, CO 80221
                                        ----------------

                                        ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: February 1998.

Name of Franchisee(s): Test Services, Inc. - Denver.
                       ----------------------------

Geographical Area of Franchise Agreement: Adams, Arapahoe, Boulder, Denver, Douglas, El Paso, Jefferson and Larimer counties in the State of Colorado.


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    ------------------------


                                    Printed Name of Officer (if applicable):

                                    Michael A. Bjornstad
                                    --------------------

                                    Address for Notice:

                                        7350 North Broadway
                                        -------------------

                                        Denver, CO 80221
                                        ----------------

                                        ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: February 1989.

Name of Franchisee(s): Test Services, Inc. - Detroit.
                       ------------------------------

Geographical Area of Franchise Agreement: Oakland, Washtenaw, Wayne, and Ingham counties in State of Michigan.


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    ------------------------

                                    Printed Name of Officer (if applicable):

                                    Michael A. Bjornstad
                                    --------------------

                                    Address for Notice:

                                        7350 North Broadway
                                        -------------------

                                        Denver, CO 80221
                                        ----------------

                                        ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: May 1986.

Name of Franchisee(s): Test Servces, Inc. - Connecticut.
                       --------------------------------

Geographical Area of Franchise Agreement: Fairfield, Litchfield, New haven, New London counties in the Connecticut.


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    ------------------------

                                    Printed Name of Officer (if applicable):

                                    Michael A. Bjornstad
                                    ---------------------

                                    Address for Notice:

                                        7350 North Broadway
                                        -------------------

                                        Denver, CO 80221
                                        ----------------

                                        ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: May 1990.

Name of Franchisee(s): Test Services, Inc. - North Florida.
                       -----------------------------------

Geographical Area of Franchise Agreement: Orange, Seminole, Lake, Osceola, Volusia, Leon, Gadsen, Liberty, Wakulla, Jefferson, Duval, Nassau, Baker, Bradford, Clay, St. Johns, Alachua counties in the State of
Florida.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    ------------------------

                                    Printed Name of Officer (if applicable):

                                    Michael A. Bjornstad
                                    --------------------

                                    Address for Notice:

                                        7350 North Broadway
                                        -------------------

                                        Denver, CO 80221
                                        ----------------

                                        ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 5/11/95.
                             -------

Name of Franchisee(s): Lecomp Co, Inc./LEC.

Geographical Area of Franchise Agreement: Sourthern California.
                                          --------------------

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Lloyd Eric Cotsen
                                    ---------------------

                                    Printed Name of Officer (if applicable):

                                    Lloyd Eric Cotsen
                                    -----------------

                                    Address for Notice:

                                         1880 Veteran Avenue (#310)
                                         --------------------------

                                         Los Angeles, CA 90025
                                         ---------------------

                                         ---------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: May 1986.
                             --------

Name of Franchisee(s): Test Services, Inc. -  South Florida.
                       -------------------------------------

Geographical Area of Franchise Agreement: Broward, Dade, De Soto, Hardee, Hillsborough, Manatee, Palm Beach, Pasco, Pinellas, Polk, Sarasota counties in the State of Florida.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    -----------------------

                                    Printed Name of Officer (if applicable):

                                    Michael A, Bjornstad
                                    --------------------

                                    Address for Notice:

                                         7350 N. Broadway
                                         ----------------

                                         Denver, CO 80221
                                         ----------------

                                         ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement:
                            --------------------------------------------------
Name of Franchisee(s): The Princeton Review of NH and Maine.

Geographical Area of Franchise Agreement: States of New Hampshire and Maine.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Matthew Rosenthal
                                    ---------------------

                                    Printed Name of Officer (if applicable):

                                    Matthew Rosenthal
                                    -----------------

                                    Address for Notice:

                                        57 Union Street, # 1
                                        --------------------

                                        Newton, MA 02159
                                        ----------------

                                        ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: June 1986.

Name of Franchisee(s): The Princeton Review of New Jersey, Inc.
                       ----------------------------------------

Geographical Area of Franchise Agreement: Certain counties in the State of New Jersey (north of Mercer County).

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Robert Cohen
                                    ----------------

                                    Printed Name of Officer (if applicable):

                                    Robert Cohen
                                    ------------

                                    Address for Notice:

                                        252 Nassau St.
                                        --------------

                                        Princeton, NJ 08642
                                        -------------------

                                        -------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 7/1/88.
                             ------

Name of Franchisee(s): T.S. T.S., Inc.
                       ---------------

Geographical Area of Franchise Agreement: Originally Jefferson and Orleans county, New Orleans, Louisiana, amended to the entire State of Louisiana and Dona Ana county in the State of New Mexico.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Rob Case/ Kevin Campbell
                                    ----------------------------

                                    Printed Name of Officer (if applicable):

                                    Rob Case/ Kevin Campbell
                                    ------------------------

                                    Address for Notice:

                                    701 N. Post Oak Rd., # 8
                                    ------------------------

                                    Houston, TX 77024
                                    -----------------

                                    -----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 12/1/94
                             -------

Name of Franchisee(s): T.S. T.S., Inc.
                       ---------------

Geographical Area of Franchise Agreement: State of Oklahoma.
                                          -----------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Rob Case/ Kevin Campbell
                                    ----------------------------


                                    Printed Name of Officer (if applicable):

                                    Rob Case/ Kevin Campbell
                                    ------------------------

                                    Address for Notice:

                                         701 N. Oak Post Rd., # 8
                                         ------------------------

                                         Houston, TX 77024
                                         -----------------

                                         -----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 7/1/87.
                             ------

Name of Franchisee(s): T.S.T.S., Inc.
                       --------------

Geographical Area of Franchise Agreement: State of Arizona.
                                          ----------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Rob Case/ Kevin Campbell
                                    ----------------------------

                                    Printed Name of Officer (if applicable):

                                    Rob Case/ Kevin Campbell
                                    ------------------------

                                    Address for Notice:

                                         701 N. Oak Post Rd., # 8
                                         ------------------------

                                         Houston, TX 77024
                                         -----------------

                                         -----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: June 1986.

Name of Franchisee(s): The Princeton Review of Pittsburgh, Inc.
                       ----------------------------------------

Geographical Area of Franchise Agreement: Western PA.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Audrey Olmer
                                    ----------------

                                    Printed Name of Officer (if applicable):

                                    Audrey Olmer
                                    ------------

                                    Address for Notice:

                                         P.O.Box 81123
                                         -------------

                                         Pittsburgh, PA 15217
                                         --------------------

                                         --------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: June 6, 1995.

Name of Franchisee(s): TPR Puerto Rico/ Karen Kearns.
                       -----------------------------

Geographical Area of Franchise Agreement: Puerto Rico.
                                          -----------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Karen Kearns
                                    ----------------

                                    Printed Name of Officer (if applicable):

                                    Karen Kearns
                                    ------------

                                    Address for Notice:

                                         11 Pacific Pl.
                                         --------------

                                         Santuree, P.R. 00911
                                         --------------------

                                         --------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 1/87.
                             ----

Name of Franchisee(s): The Princeton Review of RI, Inc.

Geographical Area of Franchise Agreement: Rhode Island.
                                          ------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Paul M. Stouber
                                    -------------------

                                    Printed Name of Officer (if applicable):

                                    Paul M. Stouber
                                    ---------------

                                    Address for Notice:

                                         125 Thayer St.
                                         --------------

                                         Providence, RI 02906
                                         --------------------

                                         --------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: June 1, 1986.

Name of Franchisee(s): The Princeton Review of St. Louis, Inc.
                       ---------------------------------------

Geographical Area of Franchise Agreement: Missouri County and City of St. Louis.
                                          -------------------------------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ William Lindsley
                                    --------------------

                                    Printed Name of Officer (if applicable):

                                    William Lindsley
                                    ----------------

                                    Address for Notice:

                                         9666 Olive Boulevard, Suite 140
                                         -------------------------------

                                         St. Louis, Missouri 63132-3019
                                         ------------------------------

                                         ------------------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: June 1989.

Name of Franchisee(s): Test Services, Inc. - San Diego.
                       -------------------------------

Geographical Area of Franchise Agreement: San Diego county in the State of California.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    ------------------------

                                    Printed Name of Officer (if applicable):

                                    Michael A. Bjornstad
                                    --------------------

                                    Address for Notice:
                                         7350 N. Broadway
                                         ----------------
                                         Denver, CO 80221
                                         ----------------
                                         ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: September 1985.

Name of Franchisee(s): The Princeton Review - Peninsula, Inc.
                       --------------------------------------

Geographical Area of Franchise Agreement: San Mateo and Santa Clara counties (California).

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Pamela N. Hirsch
                                    --------------------

                                    Printed Name of Officer (if applicable):

                                    Pamela N. Hirsch
                                    ----------------

                                    Address for Notice:

                                         6489 Camden Ave., # 106
                                         -----------------------

                                         San Jose, CA 95120
                                         ------------------

                                         ------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: May 21, 1995.

Name of Franchisee(s): The Kafiristan Blokes.
                       ---------------------

Geographical Area of Franchise Agreement: Tennessee
                                          ---------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ F. Wade McKinney/Stephen A. Leake
                                    -------------------------------------

                                    Printed Name of Officer (if applicable):

                                    F. Wade McKinney/Stephen A. Leake
                                    ---------------------------------

                                    Address for Notice:

                                         The Princeton Review
                                         --------------------

                                         3508 Belmont Blvd.
                                         ------------------

                                         Nashville, TN 37215
                                         -------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: Sept. 15, 1986.
                             --------------

Name of Franchisee(s): T.S.T.S., Inc.
                       --------------

Geographical Area of Franchise Agreement: All counties in Texas.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Rob Case/ Kevin Campbell
                                    ----------------------------

                                    Printed Name of Officer (if applicable):

                                    Rob Case/ Kevin Campbell
                                    ------------------------

                                    Address for Notice:

                                         701 N. Oak Post Rd., # 8
                                         ------------------------

                                         Houston, TX 70024
                                         -----------------

                                         -----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: 5/31/95.
                             -------

Name of Franchisee(s): Elyane Harney (Utah).
                       --------------------

Geographical Area of Franchise Agreement: State of Utah .
                                          --------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Elyane Harney
                                    -----------------

                                    Printed Name of Officer (if applicable):

                                    Elyane Harney
                                    -------------

                                    Address for Notice:
                                         The Princeton Review
                                         --------------------
                                         8 E. Broadway, Suite 212
                                         ------------------------
                                         Salt Lake City, UT 84111
                                         ------------------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: September 1986.

Name of Franchisee(s): Test Services, Inc. - Westchester.
                       ---------------------------------

Geographical Area of Franchise Agreement: Dutchess, Putnam, Rockland, Ulster, Westchester counties in New York.

                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Michael A. Bjornstad
                                    ------------------------

                                    Printed Name of Officer (if applicable):

                                    Michael A. Bjornstad
                                    ---------------------

                                    Address for Notice:

                                         7350 N. Broadway
                                         ----------------

                                         Denver, CO 80221
                                         ----------------

                                         ----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: October 1986.

Name of Franchisee(s): The Princeton Review of Northern California, Inc.
                       -------------------------------------------------

Geographical Area of Franchise Agreement: California: counties of San Francisco, Marin, Alaveda, Contra and Costa.


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ John Katzman
                                    ----------------

                                    Printed Name of Officer (if applicable):

                                    John Katzman
                                    ------------

                                    Address for Notice:
                                         2315 Broadway
                                         -------------
                                         New York
                                         --------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: December 30, 1994.

Name of Franchisee(s): The Princeton Review of Vermont, Inc.
                       -------------------------------------

Geographical Area of Franchise Agreement: certain counties in Vermont.
                                          ---------------------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Matthew Rosenthal
                                    ---------------------


                                    Printed Name of Officer (if applicable):

                                    Matthew Rosenthal
                                    -----------------

                                    Address for Notice:
                                         57 Union St., # 1
                                         -----------------
                                         Newton, MA 02159
                                         -----------------

                               FRANCHISEE JOINDER
                                   TO ADDENDUM

By executing in the space provided below, the Person identified below acknowledges having received and read, and agrees to become a party to, and be bound by, the Addendum to Franchise Agreement dated effective as of May 31, 1995 which amends and modifies the Franchise Agreement with The Princeton Review Management Corp. described below.

DESCRIPTION OF FRANCHISE AGREEMENT:

Date of Franchise Agreement: March 1, 1995.

Name of Franchisee(s): The Princeton Review of Hawaii, Inc.
                       ------------------------------------

Geographical Area of Franchise Agreement: State of Hawaii.
                                          ---------------


                                    Signature of Franchisee(s) or Authorized
                                    Officer of Franchisee(s):

                                    /s/ Matthew Rosenthal
                                    ---------------------

                                    Printed Name of Officer (if applicable):

                                    Matthew Rosenthal
                                    -----------------

                                    Address for Notice:

                                         57 Union St., # 1
                                         -----------------

                                         Newton, MA 02159
                                         ----------------

                                         ----------------

                        ATTACHMENT 1: STATEMENT OF INTER-
                            FRANCHISE TRANSFER POLICY

This Policy is designed to standardize the terns for transferring students between TPR franchises. In all cases, "Originator" refers to the franchise that enrolled the student first. "Receiver" refers to the franchise to which the student wishes to transfer. In cases it is not clear who enrolled the student first, the franchise that collected money first is the Originator.

In all cases the Originator is responsible for collections from the student. It may prevent a student from transferring to another franchise (by notifying that franchise) if it has not received payment, but once a student has transferred, the Originator must pay the Receiver regardless of whether the student has paid the Originator.

For the purpose of calculating royalty-service fees payable under the Franchise Agreement, payments made to a Receiver shall be deducted from the gross receipts of the Originator, and payments received from the Originator shall be included the gross receipts of the Receiver.

The Receiver is required to accept transfer students at such times as it is accepting full paying students or students residing within its Territory. Should all of its course locations be filled, it must notify the Franchisor before refusing the student.

Any transfer will require communication among the directors involved. The Originator and the student are responsible for giving the Receiver at least 1 weeks' notice. It is recommended that all arrangements be made in further in advance if possible.

The purpose of this transfer agreement is to make our internal arrangements as invisible as possible to the customer. Offices should make the transfer policy as smooth as possible for the customer and should refrain from discussing internal financial arrangements with them.

For the purposes of any calculation required hereunder, all money needed to be paid shall be rounded to the dollar.

1. Fall Refreshers for Summer courses:

     1.1 Description of Transfer: Many students take TPR courses during the Summer. However, the actual exam is not given during the Summer. Therefore, TPR offers a brief refresher program before the Fall exams for students that took a TPR course during the Summer and wish to brush up on their skills prior to the actual exam. Problems arise when students wish to take this short brush-up session at another course location.

     1.2 Policy: Should a Summer student refresh in the Fall at another franchise, the Originator shall pay the Receiver a brush-up fee of $50 regardless of the service provided to the transfer student by the Receiver. If the cost of the original program is under $195, the brush-up fee shall be reduced by the ratio of the cost of the program to $195. If the cost of the program is more than $795, the brush-up fee shall be increased by the ratio of the cost of the program to $795.

The Receiver is obligated to provide the transfer student with the same refresher it is providing its own Summer students. In the absence of a Summer refresher, the Receiver may provide the student with some part of the regular Fall course.

     1.3 If a student takes a Summer refresher at another site, the Originator is responsible for any future refresher work done by that student.

     1.4 Key Points: (a) Receiver should have no obligation to collect any money directly from the student. (b) Receiver shall provide student with all materials necessary to complete refresher program at no additional charge to Originator. (c) Each franchisee will distribute to students attending its Summer course a listing of franchises conducting Summer refreshers. This list will be made available by Franchisor. (d) The list of franchises will include a form, to be filled in by the student, to ease the billing process for the Receiver. (e) Should a student wish to take a refresher at another franchise, the student must contact the Receiver one week prior to the start of the refresher program or Receiver is not obligated to accept the student.

2. In-Course Transfers:

     2.1 Description of Transfer: These transfers occur when a student enrolls in a course with a given franchise and desires to take part of the course with another franchise. This often happens with college students who start the course where they go to college and finish the course where their parents live.

     2.2 Policy: If a student transfers to another franchise before the first scheduled instructional session of a course at the Originator, and does not plan to return, the Originator will keep a Marketing Fee of $50 and forward the balance of the course fee collected to the Receiver. The student will then receive the entire course from the Receiver. In this event only, the Receiver may be responsible for collecting the remainder of any course fee not paid. If this is the case, the Originator must make this fact clear to the Receiver. If the cost of the program is under $195, the Marketing Fee shall be reduced by the ratio of the cost of the program to $195. If the cost of the program is more than $795, the Marketing Fee shall be increased by the ratio of the cost of the program to $795.

     2.3 If a student transfers after the first scheduled instructional session of the Originator's course, The Originator will retain a Materials Fee of $150.00 and pay the Receiver a pro-rated portion of the remaining balance. This portion will be computed using the number of instructional sessions (diagnostic exams are excluded) that the student will attend at the Receiver divided by the total number of instructional sessions in the Receiver's course. If the cost of the program is under $495, the Materials Fee shall be reduced by the ratio of the cost of the program to $495. If the cost of the program is more than $795, the Materials Fee shall be increased by the ratio of the cost of the program to $795.

     2.4 If a student is required to take the first instruction session at the Receiver's location, and will complete the course at the Originator's location, the Originator shall pay the Receiving site a Day-One Fee of $100.00 plus a pro-rated portion of the Originator's course fee minus both the Day-One Fee and a Marketing Fee of $50. This portion will be computed using the number of instructional sessions (diagnostic exams are excluded) that the student will attend at the Receiver divided by the total number of instructional sessions in the Receiver's course. In this situation, the Receiver is responsible for providing all course materials (excluding diagnostics and misc. letters) that are necessary to complete the program. If the cost of the program is under $495, the Day-One fee shall be reduced by the ratio of the cost of the program to $495. If the cost of the program is more than $795, the Day-One Fee shall be increased by the ratio of the cost of the program to $795. Depending on the price of the program, the Marketing Fee referred to in this paragraph may be increased or decreased as described in 2.2.

     2.5 Key Points: The Receiver shall be responsible for providing the student with the materials needed to complete the course provided at their location. The student will not be charged any additional fees. Should a student complete more than 50% of the instructional sessions at the Receiver's site, the Receiver shall be obligated to provide refresher sessions at their location to the student at no additional charge to the Originator. Should the student want to take a refresher program at another location, the Originating site shall be obligated to pay for the refresher program as per section 3, unless the student completed more than 75% of the instructional sessions at the Receiver's site and in that event the Receiver shall pay for the refresher. Also, the Receiver may collect for only one of the above paragraphs.

3. Guarantee Fulfillment

     3.1 Description of Transfer: Each TPR franchise makes some guarantees in its promotional literature about continuing to work with students should their scores not improve to their satisfaction. The guarantee is contingent upon the student having completed their TPR course and taken the actual exam. The term of the guarantee is one year from enrollment. This policy governs the case where a student seeks guarantee fulfillment at a franchise other than the one he/she originally took the TPR course.

     3.2 Policy: A student will receive a guarantee fulfillment at another franchise under one of three circumstances. (a) If the student takes a refresher course that consists of fewer than 10 instructional ours, the Originator will pay the Receiver $50. (b) If the student takes a refresher course that consists of 10 or more instructional hours, the Originator will pay the Receiver $150.00. (c) If the student takes the entire course, the Originator will pay the Receiver $250.00. If the cost of the original program the student took is under $195, the fee referred to in (a) shall be reduced by the ratio of the cost of the original program to $195. If the cost of the original program the student took is under $495, the fee referred to in (b) and (c) shall be reduced by the ratio of the cost of the original program to $495. If the cost of the original program is more than $795, the fee referred to in (a), (b), and (c) shall be increased by the ratio of the cost of the original program to $795.

     3.3 Key Points: In each case, course materials will be provided by Receiver. Every effort should be taken to minimize the cost of the refresher program to the Originator. However, the Originator will be obligated to pay for whatever refresher option mentioned above the Receiver is offering to its own guarantee fulfillment students. Should the Receiver not offer a refresher program, the Originator shall be required to pay for option (c). The Receiver must check with the Originating site to confirm that the student is in fact eligible for a guarantee fulfillment program.

4. Package Pricing

     4.1 Description of Transfer: In the course of transfers/guarantee fulfillments referred to in paragraphs 1, 2, and 3, the purchase price of various courses may not be clear because they are purchased as part of a package. If a student purchases two or more programs from a site and receives a discount on any of the programs, the programs will as a group be treated as a package for the purposes of paragraph 4.2 and 4.3 below.

     4.2 Policy: If a student signs up for a package program, the "reduced" purchase price for each separate program shall be the full list price of that program reduced by the ratio of the total (discounted) package fee to the full price had each part of the package been purchased separately. If a student signs up for a package with the Originator and then takes an entire part of the package with the Receiver, the Originator shall pay the Receiver the entire "reduced" price of the course taken with the Receiver.

     4.3 Policy: If the student takes one entire part of a package with the Originator and then part of the other with a Receiver, then the Originator shall use the "reduced" price to compute the amount due to be paid under 2.3 or 2.4, except that the Originator shall keep no additional Marketing Fee unless the total amount kept by the Originator for the first course is less than the entire Marketing Fee under 2.3 or 2.4. For purposes of 2.3 the Marketing Fee shall be 1/3 of the Materials Fee.

5. Local Promotional Discounts

     5.1 Description of Transfer: Franchises sometimes offer local promotional discounts to prospects or students in their areas. This policy governs the redemption of promotional discounts at a franchise other than the franchise issuing the promotion.

     5.2 Policy: All franchises shall accept the promotional discount offers extended by other franchises unless the discount specifically limits the discount with regard to time or geography in a way that invalidates it at the time or place it is being used. Receiving franchises shall accept these promotional discounts and bill the Originating franchise for 50% of the first $100 of the discount plus 100% of the amount exceeding $100.

6. Tutoring

     6.1 Description of Transfer: Each TPR office offers private tutoring in either a hourly format, package format, or both. A student may start tutoring in one place and finish in another, or actually receive tutoring through two franchises at the same time.

     6.2 Policy: All TPR franchisees work tutoring differently and a cohesive policy that anticipates even most eventualities is impossible. In general, if their is an up front payment, it should be apportioned 1/2 to the office that provides materials, 1/6 to the office that first enrolled the student as a Marketing Fee, and 1/6 to each office as a tutoring Set-up fee. Hourly payments should in general be divided based on the number of hours of tutoring that are done in each location. However, because prices and plans differ wildly, arrangements should be made in advance, and offices have the right to charge different amounts to the same student (e.g. a student splits tutoring between Westchester and NY and is charged $55/hour for tutoring done in Westchester, and $75/hour for tutoring done in NY.)